EXHIBIT 99.1

Directors and Executive Officers of PWCM Master Fund Ltd.

The name, business address, title, present principal occupation or employment and citizenship of the directors of PWCM Master Fund Ltd. (“PWCM Master”) are set forth below.  PWCM Master has no executive officers.

Name (Title)	Present Principal Occupation	Citizenship	Residence or Business Address

David Zirin (Director)	Chief Operating Officer	United States	227 West Monroe Street
	Pentwater Capital Management LP		Suite 4000
Chicago, IL, 60606

Christopher Bowring (Director)	Managing Director	Great Britain	P.O. Box 61
	International Management Services		George Town
	Ltd		Grand Cayman KY1-1102
Cayman Islands

Geoff Ruddick (Director)	Senior Company Manager	Canada	P.O. Box 61
	International Management Services		George Town
	Ltd.		Grand Cayman KY1-1102
Cayman Islands

Directors and Executive Officers of Pentwater Equity Opportunities Master Fund Ltd.

The name, business address, title, present principal occupation or employment and citizenship of the directors of Pentwater Equity Opportunities Master Fund Ltd. (“Pentwater Equity”) are set forth below.  Pentwater Equity has no executive officers.

Name (Title)	Present Principal Occupation	Citizenship	Residence or Business Address

David Zirin (Director)	Chief Operating Officer	United States	227 West Monroe Street
	Pentwater Capital Management LP		Suite 4000
Chicago, IL, 60606

Christopher Bowring (Director)	Managing Director	Great Britain	P.O. Box 61
	International Management Services		George Town
	Ltd.		Grand Cayman KY1-1102
Cayman Islands

Geoff Ruddick (Director)	Senior Company Manager	Canada	P.O. Box 61
	International Management Services		George Town
	Ltd.		Grand Cayman KY1-1102
Cayman Islands

Directors and Executive Officers of Oceana Master Fund Ltd.

The name, business address, title, present principal occupation or employment and citizenship of the directors of Oceana Master Fund Ltd. (“Oceana”), are set forth below.  Oceana has no executive officers.

Name (Title)	Present Principal Occupation	Citizenship	Residence or Business Address

David Zirin (Director)	Chief Operating Officer	United States	227 West Monroe Street
	Pentwater Capital Management LP		Suite 4000
Chicago, IL, 60606

John Hunter (Director)	Managing Director	Great Britain	Queensgate Bank & Trust Co.
	Queensgate Bank & Trust Co. Ltd.		Ltd, P.O. Box 30464SMB
Harbour Place
103 South Church Street
George Town
Grand Cayman
Cayman Islands

Karla Jocelyn Smith	Director	Cayman Islands	Queensgate Bank & Trust Co.
(Director)	Queensgate Bank & Trust Co. Ltd.		Ltd, P.O. Box 30464SMB
Harbour Place
103 South Church Street
George Town
Grand Cayman
Cayman Islands

Directors and Executive Officers of LMA SPC on behalf of MAP 98 Segregated Portfolio

The name, business address, title, present principal occupation or employment and citizenship of the directors of LMA SPC on behalf of MAP98 Segregated Portfolio (“MAP”), are set forth below.  MAP has no executive officers.

Name (Title)	Present Principal Occupation	Citizenship	Residence or Business Address

Jon Scott Perkins	Vice President,	United States	Lighthouse Investment Partners,
(Director)	Lighthouse Investment Partners LLC		LLC
3801 PGA Blvd., Suite 500
Palm Beach Gardens, FL 33410

Robert Patterson Swan III	Vice President,	United States	Lighthouse Investment Partners,
(Director)	Lighthouse Investment Partners LLC		LLC
3801 PGA Blvd., Suite 500
Palm Beach Gardens, FL 33410